U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

UCN, INC.
(Exact name of registrant as specified in its charter)

0-26917
(Commission File No.)

Delaware	87-0528557
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

14870 Pony Express Road, Bluffdale, Utah 8406
(Address of principal executive offices)

(801) 320-3300
(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 9.01  Financial Statements and Exhibits

On January 11, 2005 UCN, Inc. (the “Company”) filed a Report on Form 8-K reporting that on January 5, 2005 UCN closed the acquisition of MyACD, Inc., a Utah corporation. In the transaction UCN purchased all of the outstanding capital stock of MyACD from its stockholders, Michael L. Shelton and David O. Peterson. MyACD develops and distributes telephony software solutions for call center traffic management and related functions that UCN offers to customers over its VoIP network acquired earlier in 2003. This amendment is filed to present the financial statements required for the report.

Financial Statements of Business Acquired

The financial statements of MyACD begin on page F-1, below. See the table of contents to the MyACD financial statements on page 4.

Pro Forma Financial Information

The pro forma financial information is presented beginning on page P-1, below.

Exhibits

Copies of the following documents were incorporated by reference as exhibits to the initial filing of this report with the Securities and Exchange Commission on January 11, 2005.

Exhibit No.	Title of Document
10.1	Cooperation and Management Agreement between UCN, Inc. (formerly Buyers United, Inc.) and MyACD, Inc., dated October 1, 2003*
Excluding:
Schedule I — Buyers United Existing Customers;
Schedule II — MyACD Customers;
Schedule III — Enhanced Services Marketing Budget;
Schedule IV — Monthly Budget Payments; and
Schedule V — Revised Wholesale Services Agreement Pricing

10.2	Purchase Option Agreement between UCN, Inc. (formerly Buyers United, Inc.), Michael L. Shelton and David O. Peterson dated October 1, 2003*
Excluding:
Exhibit A - Form of Term Note;
Exhibit B — Form of Security and Pledge Agreement;
Exhibit C — Form of Term Note;
Exhibit D — Form of Security and Pledge Agreement;
Exhibit E — Form of Employment Agreement;
Exhibit F — Form of Stock Option Grant; and
Exhibit G — Form of Employment Agreement

2

10.3	Purchase Option Exercise and Agreement on Related Matters between UCN, Inc., MyACD, Inc., Michael L. Shelton, and David O. Peterson dated September 30, 2004**
Excluding:
Exhibit A - Form of Shelton Term Note;
Exhibit B - Form of Peterson Term Note; and
Exhibit C - Schedule IV - Monthly Budget Payments

*	These documents were filed as exhibits to UCN’s annual report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 30, 2004, and are incorporated herein by this reference.

**	This document was filed as an exhibit to UCN’s current report on Form 8-K dated September 29, 2004 filed with the Securities and Exchange Commission on October 4, 2004, and is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCN, INC.

Date: March 23, 2005	By:	By: /s/ Paul Jarman
Paul Jarman, President

3

MyACD, INC.

4

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors of
MyACD, Inc.

We have audited the accompanying balance sheet of MyACD, Inc. (a Utah corporation) as of December 31, 2004, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MyACD, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bangerter & Associates

Bountiful, Utah
March 16, 2005

MyACD, INC.
Balance Sheet
December 31, 2004

ASSETS

Current assets
Prepaid expenses	$2,000

Total current assets	2,000

Property and equipment (Note 1)
Office equipment	21,653

Total	21,653

Less accumulated depreciation	(8,735)

Property and equipment - net	12,918

Total assets	$14,918

See accompanying notes and independent auditor’s report.

MyACD, INC.
Balance Sheet
December 31, 2004

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Current portion of long term debt	$188,807

Total current liabilities	188,807

Long term liabilities
Long term debt, less current portion (Note 2)	260,946

Total long term liabilities	260,946

Total liabilities	449,753

Stockholders' equity
Common stock, no par value; 10,000,000 shares authorized	500
7,210,000 shares issued and outstanding
Stock held in escrow, 2,790,000 shares (Note 3)	(533,550)
Retained earnings	98,215

Total stockholders' equity	(434,835)

Total liabilities and stockholders' equity	$14,918

See accompanying notes and independent auditor’s report.

MyACD, INC.
Statement of Income and Retained Earnings
For The Year Ended December 31, 2004

INCOME
Sales	$1,255,336

EXPENSES
General and administrative (Note 4)	780,853
Interest expense	22,259
Depreciation	4,330

807,442

Operating profit (loss)	447,894

OTHER INCOME (EXPENSE)
Forgiveness of debt	14,378

Net income	462,272

Retained earnings, beginning of year	52,228

Shareholder distributions	(416,285)

Retained earnings, end of year	$98,215

See accompanying notes and independent auditor’s report.

MyACD, INC.
Statement of Cash Flows
For The Year Ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$462,272
Adjustments to reconcile net income to net
cash provided (used) by operating activities:
Depreciation	4,330
Bad debt expense	222
Forgiveness of debt	(14,378)
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	19,844
(Increase) in prepaid expenses	(2,000)
Increase (decrease) in accounts payable	(87,003)

Net cash provided (used) by operating activities	383,287

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long term debt	65,000
Principal payments on long term debt	(178,116)
Shareholder distributions	(416,285)

Net cash provided (used) by financing activities	(529,401)

Net increase (decrease) in cash	(146,114)

Cash balance at beginning of period	146,114

Cash balance at end of period	$--

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$15,745

See accompanying notes and independent auditor’s report.

MyACD, INC.
Notes to Financial Statements
December 31, 2004

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of MyACD, Inc., (the “Company”) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

        Nature of Activities

MyACD, Inc. was incorporated under the laws of the State of Utah in January 2001. The Company has developed a call forwarding system that assists its user to route calls more effectively throughout there network of agents.

        Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company generally does not pay Federal or State Corporate income taxes on its taxable income. Instead, the stockholders are liable for individual income taxes on their respective shares of the Company’s taxable income. Accordingly, no provision has been made for Federal or State income tax in the accompanying financial statements.

        Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

         Estimates

Generally accepted accounting principles require management to make estimates and assumptions that affect assets and liabilities, contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

Notes (continued)

        Property and Equipment

Equipment is recorded at cost. Depreciation is computed on the straight-line method based on the following useful lives:

Office equipment	5 years

Depreciation expense was $4,330 for the year ended December 31, 2004.

2.    LONG TERM DEBT

Long term debt at December 31, 2004 consists of the following:
Note payable to UCN, Inc., no stated interest, for buy out
of consulting contract of previous stockholder. UCN, Inc.
exercised a purchase option agreement in January 2005 and
became the owner of the Company	$65,000

Note payable to former stockholder on purchase of 2,790,000
shares of stock for 575,000. No stated interest. Imputed
interest rate of 3.5%. The balance is shown net of
remaining discount of $21,112. Secured
by stock held in escrow	384,753

Total	449,753

Less current portion	(188,807)

Long term portion	$260,946

Principal payments required on these obligations are as follows:

Year ending December 31,
2005	$188,807
2006	128,211
2007	132,735

Total	$449,753

3.    STOCK HELD IN ESCROW

The Company purchased 2,790,000 shares of common stock from James Andrew Judkins for a non interest bearing note of $575,000 in September of 2003. The stock is shown net of discount on note for imputed interest. The note is secured by the stock.

Notes (continued)

4.    GENERAL AND ADMINISTRATIVE EXPENSES

General and administrative expenses consisted of the following for the year ended December 31, 2004.

Salaries and wages	$566,979
Sub contractor	126,538
Payroll taxes	40,278
Employee benefits	27,219
Travel and meals	6,923
Accounting	4,894
Telephone and cellular	2,833
Dues and subscriptions	2,523
Internet services	788
Miscellaneous	508
Computer expense	230
Bad debt	223
Bank charges	199
Office expense	188
Property taxes	175
Licenses and permits	165
Postage	136
Printing	54

$780,853

5.     LICENSE

The Company has been granted an exclusive, perpetual, worldwide and fully paid license by the Ion Group, L.C., a related party, that gives them the right to all copyrights, technologies, trade secrets and patents held by or licensed to the Ion Group. The Ion Group has license to U.S. Patent No. 6,763,104 Call Center IVR and ACD Scripting Method and Graphical User Interface, U.S. Patent No. 6,707,904 Method and System for Collecting Reports For Call Center Monitoring By Surpervisor, U.S. Patent No. 6,603,854, A System and Method for Evaluating Agents in Call Center, and U.S. Patent No. 6,587,556, Skills Based Routing Method and System For Call Center.

6.     SUBSEQUENT EVENTS

On January 5, 2005 UCN, Inc. purchased all of the outstanding shares of the Company. This purchase terminates the Companies S Corporation status for tax purposes.

7.    CONCENTRATIONS

The Company derived substantially all of its revenue from UCN, Inc. which marketed the system to its customers. In January of 2005 UCN, Inc. purchased all of the stock of the Company.

UCN, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
December 31, 2004
(in thousands)

	UCN, Inc.	MyACD, Inc.	Pro forma Adjustments		Pro forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$4,010	$--	$(427)	d	$3,583
Restricted cash	892	--	--		892
Accounts and other receivables, net	8,544	--	(122)	a, b	8,422
Other current assets	446	2	--		448

Total current assets	13,892	2	(549)		13,345

Property and equipment, net	3,027	13	(13)	g	3,027
Intangible assets, net	5,981	--	6,092	b,c,d,	12,073
				e,f,g
Other assets	505	--	(147)	b	358

Total assets	$23,405	$15	$5,383		$28,803

LIABILITIES AND STOCKHOLDERS' EQUITY
(DEFICIT)
Current liabilities:
Line of credit	$2,796	$--	$--		$2,796
Current portion of long-term debt	746	189	104	a, c	1,039
Trade accounts payable	6,683	--	--		6,683
Accrued liabilities	2,245	--	--		2,245

Total current liabilities	2,470	189	104		12,763
Long-term debt	272	261	3,718	c	4,251

Total liabilities	12,742	450	3,822		17,014
Stockholders' equity (deficit):
Preferred stock:
Series A preferred stock	--	--	--		--
Series B preferred stock	--	--	--		--
Common stock	2	1	(1)	e, f	2
Additional paid-in capital	38,585	--	1,126	e	39,711
Stock held in escrow	--	(534)	534	f	--
Warrants and options outstanding	610	--	--		610
Retained earnings (accumulated deficit)	(28,534)	98	(98)	f	(28,534)

Total stockholders' equity (deficit)	10,663	(435)	1,561		11,789

Total liabilities and stockholders' equity(deficit)	$23,405	$15	$5,383		$28,803

UCN, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
year Ended December 31, 2004
(in thousands except per share data)

	UCN, Inc.	MyACD, Inc.	Pro forma Adjustments			Pro forma Combined
Revenues	$65,159	$1,255	$(1,244)	a		$65,170

Operating expenses:
Costs of revenues	36,803	--	--			36,803
General and administrative	15,070	785	437	a, i		16,292
Selling and promotion	14,734	--	--			14,734

Total operating expenses	66,607	785	437			67,829

Income (loss) from operations	(1,448)	470	(1,681)			(2,659)
Other income (expense):
Interest income	38	--	--			38
Interest expense	(812)	(22)	(297)	h		(1,131)
Gain on early extinguishment of debt	109	14	--			123

Total other expense, net	(665)	(8)	(297)			(970)

Net income (loss)	(2,113)	462	(1,978)			(3,629)
Preferred stock dividends	(672)	--	--			(672)

Net income (loss) applicable to common stockholders	$(2,785)	$462	$(1,978)			$(4,301)

Net income (loss) per common share:
Basic	($0.22)					($0.34)
Diluted	($0.22)					($0.34)

Weighted average common shares outstanding:
Basic	12,621		563		e	13,184
Diluted (presented only for dilutive years)	--		--			--

NOTES TO UNAUDITED PRO FORMA COMBINEDCONDENSED
FINANCIAL STATEMENTS

1.     BASIS OF PRESENTATION

In October 2003 UCN, Inc. acquired the exclusive right to sell and manage the enhanced telecommunications functions of MyACD, Inc., with a one-year option to purchase all of MyACD’s outstanding capital stock. MyACD develops and distributes telephony software solutions for call center traffic management and related functions that UCN is able to offer its customers over its VoIP Network. On September 30, 2004, the Company entered into agreements that finalized payment terms, and set a date for closing the transaction. On January 5, 2005, UCN closed the acquisition and purchased all of the outstanding capital stock of MyACD from its two stockholders.

The purchase price paid to MyACD stockholders was $6.2 million, and was paid with discounted promissory notes issued by UCN. Initial payments on the promissory notes were immediately made with cash of approximately $427,000, and 562,985 shares of UCN common stock. UCN will continue making variable monthly note payments based on MyACD product revenue until January 2008, when all remaining principal owed on the notes will be due. The notes are secured by MyACD common stock

The accompanying unaudited pro forma combined condensed financial statements have been prepared to illustrate the estimated effect of this transaction. The pro forma financial statements do not reflect any anticipated cost savings inherent in the Company redirecting acquired resources, or synergies that are anticipated to result from the transaction, and there can be no assurance that any such cost savings or synergies will occur. The Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2004 give pro forma effect as if the transactions that occurred on the date of closing had occurred on January 1, 2004. The Unaudited Pro Forma Combined Condensed Balance Sheet gives pro forma effect as if the same transactions had occurred on December 31, 2004.

The accompanying unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the transaction taken place on the assumed dates or during the period presented, or which may be reported in the future. The pro forma adjustments are described in these accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. This pro forma information should be read in conjunction with the historical financial statements and notes related thereto for UCN, Inc. and MyACD, Inc.

The entire purchase price has been allocated to acquired software technology in the accompanying pro forma financial statements based on information currently available. These pro forma adjustments represent the Company’s preliminary determination of purchase accounting adjustments and are based on available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the pro forma financial statements are subject to change, and the final amounts may differ substantially.

2.     PRO FORMA ADJUSTMENTS

Pro forma adjustments for the unaudited pro forma combined condensed financial statements are as follows:

(a)	Represents elimination of intercompany accounts and transactions.

(b)	Represents reclassification of acquisition-related assets presently recorded on the books of UCN, Inc.

(c)	Represents promissory notes payable to former stockholders, after intial payments were made at closing, and as discounted using the Company’s incremental borrowing rate of 8.25 percent.

(d)	Represents initial note payments made with cash.

(e)	Represents initial note payments made with common stock.

(f)	Represents elimination of the equity accounts of MyACD, Inc.

(g)	Represents writing down the historical net book value of MyACD’s office equipment to its estimated fair market value of zero.

(h)	Represents interest expense on the promissory notes for the initial year.

(i)	Represents amortization of the acquired software technology over the first of four years.

3.     PRO FORMA NET LOSS PER SHARE

The net loss attributable to common stockholders and shares used in computing the net loss per share attributable to common stockholders for the year ended December 31, 2004 are based on the historical weighted average common shares outstanding. The effect of the additional shares of common stock assumed issued as part of the acquisition transaction has been included for purposes of presenting pro forma net loss per share attributable to common stockholders. However, the effect of any common stock issuable upon the exercise of UCN’s stock options, warrants, or the conversion of preferred stock have been excluded from the historical and pro forma computation of net loss per share attributable to common stockholders as the effect would be anti-dilutive.